SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2006

GENERAL DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-03125	21-0661726
State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

153 Greenwood Avenue, Suite 11-13, Bethel, Connecticut 08640
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 798-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.    Other Events and Regulation FD Disclosure

Subsequent to the publication by General Devices, Inc. (the ‘‘Company’’) of its financial statements contained in its Form 8-K filed with the Securities and Exchange Commission on January 27, 2006, as amended by its Form 8-K/A filed on January 31, 2006, management revised its estimates of certain asset valuations which had a material impact on the results of operations of the Company. Consequently, these financial statements have been restated to reflect those revised estimates. The valuation previously placed on the deferred tax asset had been previously stated to be $255,044 and $177,502 at December 31, 2004 and 2003 has been restated as $0 because the future profitability of the Company cannot be assured. This revaluation also applies to the income tax benefits previously reported on the statements of operations, causing an increase in net loss of $77,542 and $177,502 for the years ended December 31, 2004 and 2003. The Company also reevaluated its accounting for goodwill relating back to the merger of a limited liability company with and into Aduromed Corporation in September, 2002. (See Note 2 ‘‘BUSINESS COMBINATION’’ to ADUROMED CORPORATION, FINANCIAL STATEMENTS, DECEMBER 31, 2004 AND 2003, attached hereto as Exhibit 99.1). Goodwill previously stated as $351,571 and $283,015 as of December 31, 2004 and 2003 has been restated as $0 due to a re-evaluation of the facts and circumstances that existed at the time of the merger. The transaction was previously accounted for under purchase accounting rather than as a transfer under common control. The restatement has the effect of reclassifying 2002 goodwill as a dividend to the sellers of $256,748 and increasing the net losses for the years ended December 31, 2004 and 2003 by $68,556 and $26,267. The aggregate effect of the restatements is the increase in accumulated deficit at January 1, 2003 of $256,748 and the increase in net loss for the years ended December 31, 2004 and 2003 of $146,098 and $206,769.

As a result of such restatement, announced by the Company on March 22, 2006, the following-described financial statements have restated the financial information of the Company that had been contained in its Form 8-K filed January 27, 2006, as amended by its Form 8-K/A filed January 31, 2006; and the auditors’ former report for the related periods should no longer be relied upon:

Restated Audited Financial Statements of Aduromed for the Years
Ended December 31, 2004 and 2003.

Restated Unaudited Financial Statements of Aduromed for Nine
Month Period Ended September 30, 2005.

Restated Unaudited Pro-forma Consolidated Financial Statements for
Year Ended December 31, 2004 of the Company, MergerSub and
Aduromed.

This Current Report on Form 8-K includes estimates and forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including statements relative to the scope and timing of the Company’s restatements. Such estimates and forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could cause actual outcomes and results to differ materially from current expectations. These factors include the risk that further review of the Company’s financial reporting for these periods will require further restatement or adjustment of the applicable financial statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Item 9.    Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

99.1	Restated Audited Financial Statements of Aduromed for the Years Ended December 31, 2004 and 2003.

99.2	Restated Unaudited Financial Statements of Aduromed for Nine Month Period Ended September 30, 2005.

99.3	Restated Unaudited Pro-forma Consolidated Financial Statements for the Year Ended December 31, 2004 of the Company, its subsidiary GD MergerSub, Inc. and Aduromed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DEVICES, INC.
By: /s/ Damien R. Tanaka Damien R. Tanaka, President
Dated: March 23, 2006